Summary Prospectus Supplement	August 30, 2021

Putnam Short Duration Bond Fund
Summary Prospectus dated February 28, 2021

Effective August 31, 2021, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Albert Chan, Head of Portfolio Construction, portfolio manager of the fund since 2017

Andrew Benson, Portfolio Manager, portfolio manager of the fund since 2021

Joanne Driscoll, Head of Short Term Liquid Markets, portfolio manager of the fund since 2021

Brett Kozlowski, Co-Head of Structured Credit, portfolio manager of the fund since 2018

Michael Lima, Portfolio Manager, Analyst, portfolio manager of the fund since 2021.

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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